                              SCHEDULE 14A
                             (RULE 14A-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

   / /  Preliminary proxy statement.      / /  Confidential, for use of the
   /x/  Definitive proxy statement.            Commissioner only (as
   / /  Definitive additional materials.       permitted by Rule 14a-6(e)(2).
   / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                    GENERAL AMERICAN CAPITAL COMPANY
- -----------------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

                                  N/A
- -----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     /x/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules
          14a-6(i)(1) and 0-11.
               (1)  Title of each class of securities to which
                    transaction applies:  N/A
               (2)  Aggregate number of securities to which
                    transaction applies:  N/A
               (3)  Per unit price or other underlying value of
                    transaction computed pursuant to Rule 0-11 (Set
                    forth the amount on which the filing fee is
                    calculated and state how it was determined):  N/A
               (4)  Proposed maximum aggregate value of transaction:  N/A
               (5)  Total fee paid:  $0

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
               (1) Amount Previously Paid:  N/A
               (2) Form, Schedule or Registration Statement No.:  N/A
               (3) Filing Party:  N/A
               (4) Date Filed:  N/A

                 [FORM OF INSURANCE COMPANY LETTER]

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 MARKET STREET
                     ST. LOUIS, MISSOURI  63101

RICHARD A. LIDDY
CHAIRMAN, PRESIDENT AND CHIEF  EXECUTIVE OFFICER

                                                      November 17, 1999


Dear Policy/Contract Holder:

From press reports, our prior correspondence, and conversations you may have had with your agent, you are probably aware of historic plans for GenAmerica Corporation and its subsidiaries (including General American Life Insurance Company, Cova Financial Services Life Insurance Company, Cova Financial Life Insurance Company, First Cova Life Insurance Company, and Security Equity Life Insurance Company) to become part of the Metropolitan Life Insurance Company ("MetLife") family of companies. This proposed combination is expected to bring greater financial security to GenAmerica and, therefore, should preserve value for holders of policies or contracts issued by GenAmerica's subsidiaries.

Because you invested money through your variable life insurance policy or variable annuity contract in one or more of the eight funds (the "Funds") of General American Capital Company ("Capital Company"), you are entitled to instruct us how to vote the shares of each Fund attributable to your policy or contract at an annual meeting of shareholders (the "Meeting") to be held on December 23, 1999. To assist you in giving those instructions, we have enclosed the following:

                  (1)  Notice of Annual Meeting;
                  (2)  Proxy Statement;
                  (3)  Voting Instruction Form; and
                  (4)  Postage-paid return envelope.

The Meeting is being held for the following purposes:

1. To elect members of the board of directors of Capital Company;

2. To ratify or reject the contingent selection of Deloitte & Touche LLP as independent auditors of Capital Company for the year ending December 31, 2000;

3. To approve a new investment advisory agreement with respect to each Fund between Capital Company and Conning Asset
        Management Company ("Conning");

Richard A. Liddy
November 17, 1999
Page 2



4. To transact such other business as may properly come before the Meeting or any adjournments thereof.


Please read the enclosed Notice of Annual Meeting and the Proxy
Statement for details about the Meeting.

In order to be given effect at the Meeting, we must receive a properly executed Voting Instruction Form no later than December 20, 1999.

We will vote shares of each Fund underlying your policy or contract in accordance with voting instructions we have received on a timely basis. We have undertaken to vote the shares of each Fund for which no timely instructions are received, and the shares of each Fund that we may own on behalf of group pension customers, in the same proportion as dictated by the timely voting instructions that we have received. Voting Instruction Forms that are properly executed and returned but that have no voting specification, will be voted "for" each proposal.

Please complete, sign, and date the enclosed Voting Instruction Form and promptly return it in the enclosed postage-paid envelope. Your instructions and participation are very important, and we appreciate your return of the form as soon as possible.

Thank you for your cooperation.

                  Very truly yours,

                  /s/ Richard A. Liddy

                  Richard A. Liddy
                  Chairman, President and Chief Executive Officer
                  General American Life Insurance Company

                          November 17, 1999

                  GENERAL AMERICAN CAPITAL COMPANY

                         Money Market Fund
                          Bond Index Fund
                       Asset Allocation Fund
                        Managed Equity Fund
                         S&P 500 Index Fund
                        Mid-Cap Equity Fund
                       Small-Cap Equity Fund
                      International Index Fund

                         700 Market Street
                     St. Louis, Missouri  63101
                           (877) 882-5714


                      NOTICE OF ANNUAL MEETING

An annual meeting of the shareholders, including any adjournment thereof (the "Meeting"), of General American Capital Company, a Maryland corporation ("Capital Company"), will be held on at the home office of GenAmerica Corporation, located at 700 Market Street, St. Louis,
Missouri, on Thursday, December 23, 1999 at 10:00 a.m. Central Time, for the following purposes:

1. To elect four members of the board of directors of Capital
        Company, one to serve for a one-year term, one to serve for a two-year term, and two to serve for three-year terms, and until their respective successors are elected and qualified.

2. To ratify or reject the contingent selection of Deloitte & Touche LLP as independent auditors of Capital Company for the year ending December 31, 2000.

3. To approve or disapprove a new investment advisory agreement on behalf of each Fund between Capital Company and Conning Asset Management Company ("Conning"). (The provisions of the new investment advisory agreement are identical in all material respects to the provisions of the current investment advisory agreement between Capital Company and Conning, including the advisory fees payable to, and the duties and responsibilities of, Conning.)

4. To transact such other business as may properly come before the Meeting.

Capital Company's shareholders of record (which are the respective insurance companies that hold shares of the Funds) at the close of business on October 29, 1999 are entitled to notice of, and to vote at, the Meeting. Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting or any adjournments.

As an investor, through a variable life insurance policy or a variable annuity contract, in a separate account of General American Life Insurance Company, Cova Financial Services Life Insurance Company, Cova Financial Life Insurance Company, First Cova Life Insurance Company, and Security Equity Life Insurance Company, holding shares of Capital Company as of the close of business on October 29, 1999, the record date for the Meeting, you are entitled to instruct us how to vote the shares of Capital Company funding your policy or contract. Your voting instructions are very important, regardless of the number of Fund shares attributed to your policy or contract. Please complete, date, sign, and return the enclosed Voting Instruction Form today in the enclosed postage-paid envelope.

                       By Order of the Board of Directors

                       /s/ Christopher A. Martin

                       CHRISTOPHER A. MARTIN
                       Secretary

                  GENERAL AMERICAN CAPITAL COMPANY

                         Money Market Fund
                          Bond Index Fund
                       Asset Allocation Fund
                        Managed Equity Fund
                         S&P 500 Index Fund
                        Mid-Cap Equity Fund
                       Small-Cap Equity Fund
                      International Index Fund


                          PROXY STATEMENT

    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 1999

An annual meeting of the shareholders, including any adjournment thereof (the "Meeting"), of General American Capital Company, a Maryland corporation ("Capital Company"), will be held at the home office of GenAmerica Corporation, located at 700 Market Street, St. Louis,
Missouri 63101, on Thursday, December 23, 1999 at 10:00 a.m. Central Time, for the following purposes:

1. To elect four members of the board of directors of Capital Company (the "Board"), one to serve for a one-year term, one to serve for a two-year term, and two to serve for three-year terms, and until their respective successors are elected and qualified.

2. To ratify or reject the contingent selection of Deloitte & Touche LLP as independent auditors of Capital Company for the year ending December 31, 2000.

3. To approve or disapprove a new investment advisory agreement with respect to each Fund between Capital Company and Conning Asset Management Company ("Conning"). (The provisions of the new investment advisory agreement are identical in all material respects to the provisions of the current investment advisory agreement between Capital Company and Conning, including the advisory fees payable to, and the duties and responsibilities of, Conning).

4. To transact such other business as may properly come before the Meeting.

                        GENERAL OVERVIEW

On August 10, 1999 following a request by General American Life Insurance Company ("General American"), a Missouri stock life insurance company wholly owned by GenAmerica Corporation ("GAC"), the Missouri Department of Insurance (the "Department") placed General American under administrative supervision. The immediate cause of the supervision order was General American's inability to satisfy approximately $4 billion in surrenders by the holders of certain funding agreements.
The effect of administrative supervision is that General American began to operate under the Department's supervision in order to preserve General American's assets against large immediate cash demands and to protect the interests of General American's approximately 300,000 policyholders.

In response to this liquidity issue, the Department worked closely with General American to explore possible solutions. A reorganization plan (the "Reorganization Plan") was developed, involving the sale by General American Mutual Holding Company ("GAMHC") of all of the outstanding common stock of its direct wholly owned subsidiary GAC (and, accordingly, indirect ownership and control of all of GAC's subsidiaries) to Metropolitan Life Insurance Company ("MetLife") (the "Transaction"), pursuant to the stock purchase agreement dated as of August 26, 1999, as modified or amended from time to time (the "Stock Purchase Agreement"). The Transaction is expected to occur during December 1999 or during the first quarter of 2000. Conning as an organization is expected to survive the Transaction with little change in its resources and services. Further, Conning currently anticipates no changes in the personnel primarily responsible for, nor in the management of, the Funds as a result of the Reorganization Plan.


                           PROPOSAL NO. 1

                       ELECTION OF DIRECTORS


Capital Company's bylaws provide that its directors are divided into three classes with the term of office of one class expiring each year. At the Meeting, shareholders will elect a Board comprising four
Directors: Class I Directors will be elected for one-year terms, Class II Directors will be elected for two-year terms, and Class III Directors will be elected for three-year terms. Directors serve until their respective successors are elected and qualified. Thereafter, directors of each class will be elected for three-year terms at the applicable meeting of shareholders.


The Board has nominated Richard A. Liddy for a one-year term expiring in 2000 as a Class I Director, Alan C. Henderson for a two-year term expiring in 2001 as a Class II Director, and Theodore M. Armstrong and Harry E. Rich for three-year terms expiring in 2002 as Class III
Directors (collectively, the "Nominees").

Under Proposal No. 1, Capital Company's shareholders, voting as a single group, are being asked to elect each of these Nominees. Pertinent information about each Nominee is set forth below. Each Nominee has indicated a willingness to serve if elected. If elected, each Nominee will hold office until his or her successor is elected and qualified.

In evaluating the Nominees, the Board took into account each Nominee's background and experience, including his or her familiarity with issues relating to these types of funds and investments as well as his or her career in business, finance, marketing or other areas. The Board also considered the past and potential contribution of the Nominees to the effectiveness of the Board.

INFORMATION REGARDING NOMINEES

All Nominees (Theodore M. Armstrong, Alan C. Henderson, Richard A. Liddy, and Harry E. Rich) are currently directors of Capital Company. Below are the names, ages, business experience during the past five years and public company directorships (if any) of the Nominees, to the extent known by Capital Company.


                                                               BUSINESS EXPERIENCE DURING THE
                              POSITION WITH                    ------------------------------
NAME AND AGE                  CAPITAL COMPANY                  PAST FIVE YEARS
- ------------                  ---------------                  ---------------
Theodore M. Armstrong (60)    Director (since 1990)            Senior Vice President-Finance &
                                                               Administration & CFO, Angelica
                                                               Corp., St. Louis, MO (uniform
                                                               manufacture & sale, and laundry).

Alan C. Henderson (53)        Director (since 1989)            President, CEO, & Director
                                                               RehabCare Group, Inc., St. Louis,
                                                               MO, 6/98 to present; EVP and CFO,
                                                               6/91 to 6/98 (disability
                                                               rehabilitation business).

Richard A. Liddy<F*> (63)     Director (since 1992) and        Chairman, President & CEO,
                              President (since 1992)           General American Life Insurance
                                                               Co., St. Louis, MO, 1/95 to
                                                               present.  President & CEO, 5/92
                                                               to 1/95.

Harry E. Rich (59)            Director (since 1993)            Executive Vice President & CFO,
                                                               Brown Group, Inc., St. Louis, MO.

- ---------------
<F*>  "Interested person" under the Investment Company act of 1940.
Richard A. Liddy is affiliated with General American, which is the Administrator of Capital Company and an indirect majority shareholder of Conning.


The Board has no committees. Capital Company's Board held four meetings in the year ended December 31, 1998. All current directors attended 100% of these meetings.

INFORMATION REGARDING OTHER EXECUTIVE OFFICERS


                                                               BUSINESS EXPERIENCE DURING THE
                              POSITION WITH                    ------------------------------
NAME AND AGE                  CAPITAL COMPANY                  PAST FIVE YEARS
- ------------                  ---------------                  ---------------
E. Thomas Hughes, Jr. (57)    Treasurer (since 1994)           Corporate Actuary & Treasurer,
                                                               GenAmerica Management Co.,
                                                               St. Louis, MO.

Christopher A. Martin (36)    Secretary (since 1998)           Counsel, GenAmerica Management
                                                               Co., St. Louis, MO, 8/96 to present.
                                                               Associate, Lewis, Rice & Fingersh,
                                                               St. Louis, MO, 8/94 to 8/96.


REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to each of the current directors and executive officers of Capital Company for the year ended December 31, 1998. Directors who are "interested persons" and executive officers of Capital Company receive no compensation from Capital Company for their services.

                                        AGGREGATE              TOTAL COMPENSATION FROM
                                    COMPENSATION FROM          CAPITAL COMPANY AND FUND
NAME OF PERSON, POSITION             CAPITAL COMPANY        COMPLEX PAID TO DIRECTORS<F**>
- ------------------------            -----------------       ------------------------------
Theodore M. Armstrong                     $7,000                        $8,000
Director

Alan C. Henderson                         $7,000                        $8,000
Director

Richard A. Liddy                               0                             0
Director and President

Matthew P. McCauley                            0                             0
Director

Harry E. Rich                             $7,000                        $8,000
Director

E. Thomas Hughes, Jr.                          0                             0
Treasurer

Christopher A. Martin                          0                             0
Secretary

- -------------
<F**>Includes compensation from The Walnut Street Prime Reserve
Fund, operated by an affiliate of General American Life Insurance Company. In July 1998, the Board increased the aggregate compensation that the directors who are not interested persons received directly from Capital Company to $8,000 per year. The Walnut Street Prime Reserve Fund was liquidated in 1998 and no longer compensates the directors.

                                4

VOTE REQUIRED

Shareholders of Capital Company must approve the election of each Nominee for director by the affirmative vote of a plurality of the shares of Capital Company voted at the Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE UNDER PROPOSAL NO. 1.


                           PROPOSAL NO. 2

                    RATIFICATION OR REJECTION OF
               THE SELECTION OF INDEPENDENT AUDITORS

Under Proposal No. 2, Capital Company's shareholders, voting as a single group, are being asked to ratify or reject the selection of Deloitte & Touche LLP ("Deloitte"), effective only upon consummation of the Transaction, to serve as independent auditors of Capital Company for the year ending December 31, 2000.

At an in-person Board meeting held for this purpose on October 27, 1999, the Board, including a majority of directors who are not "interested persons" as defined in the Investment Company Act, selected Deloitte to serve as independent auditors of Capital Company for the year ending December 31, 2000 in the event the Transaction is consummated.

Deloitte serves as independent auditors for the MetLife family of companies. KPMG LLP ("KPMG") has served as independent auditors for Capital Company for the year ending December 31, 1999 and prior years. The Board considered the services of KPMG to have been satisfactory. If and when the Transaction is consummated, however, Capital Company will no longer be eligible for a reduced group contract rate with KPMG. At that time it will be eligible for a reduced group contract rate with Deloitte. In light of and subject to the consummation of the proposed Transaction, the Board selected Deloitte to replace KPMG for the year ending December 31, 2000 after considering Deloitte's experience as independent auditors to investment companies.

KPMG's report on Capital Company's financial statements for the years ended December 31, 1997 and 1998 did not contain an adverse opinion of disclaimer or opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During Capital Company's years ended December 31, 1997 and 1998 and the subsequent interim period, Capital Company has been advised that there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreement(s) in connection with its report.

Deloitte is an independent auditing firm and has no direct financial or material indirect financial interest in Capital Company. Representatives of Deloitte and KPMG are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and representatives of each will be available should any matter arise requiring their presence.

VOTE REQUIRED

Shareholders of Capital Company must ratify the selection of Deloitte as independent auditors for the Company. The affirmative vote of a majority of the shares of Capital Company present, in person or by proxy, at the Meeting is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT
DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.


                           PROPOSAL NO. 3

      APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AGREEMENT

Under Proposal No. 3, each Fund's shareholders, voting separately, are being asked to approve or disapprove for each Fund a new investment advisory agreement (the "New Agreement") between Capital Company and Conning. The Board is seeking approval of the New Agreement to permit each Fund's management to continue providing uninterrupted service to the Fund after the Transaction. This is necessary because the current investment advisory agreement dated July 23, 1997 (the "Current Agreement"), may terminate automatically as a result of the Transaction.


The Transaction between GAMHC and MetLife is scheduled to close during December 1999 or during the first quarter of 2000. Conning's change in ownership resulting from this transaction may be deemed to be an assignment of the Current Agreement within the meaning of the Investment Company Act of 1940. And, in the event of an assignment, the Current Agreement terminates automatically. Accordingly, the New Agreement between Conning and Capital Company, on behalf of the Funds, is proposed for approval by each Fund's shareholders to replace the Current Agreement. A form of the New Agreement is attached as Appendix A to this Proxy Statement. The New Agreement is identical to the Current Agreement in all material provisions, including the advisory fees payable to, and the duties and responsibilities of, Conning, except for the date of the Agreement.

EXEMPTIVE ORDER

Conning has applied for an exemptive order (the "Order") from the U.S. Securities and Exchange Commission ("Commission") permitting the implementation of the New Agreement without prior shareholder approval. The Order would cover an interim period of up to 150 days, commencing on the later of (1) the date the Transaction occurs or (2) the date the Commission issues the Order, and continuing through the date a Fund's shareholders approve or disapprove the New Agreement (but in any event not later than 150 days from the issuance of the Order (the "Period")).

If the Order is issued and any advisory fees become payable to Conning under the New Agreement during the Period, such fees will be paid into an interest-bearing escrow account maintained pursuant to the Order.
The amount in the escrow account (including any interest earned) will be paid: (1) to Conning if a Fund's shareholders approve the New Agreement by the end of the Period; or (2) except for an amount equal to the actual out-of-pocket costs to Conning for providing advisory services to that Fund during the Period (which amount will be paid to Conning), to the Fund if the Fund's shareholders do not approve the New Agreement by the end of the Period. Before any such payment is made, the Board will be notified.

Conning has agreed to take all appropriate steps to ensure that the scope and quality of investment advisory services provided during the Period will be at least equivalent, in the judgment of the Board, to the scope and quality of services Conning provides under the Current
Agreement.

Representatives of Conning and MetLife have advised Capital Company that currently no change is expected in investment advisory or other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Funds under the Current Agreement will continue to be responsible under the New Agreement. Conning does not anticipate either that the Transaction will cause any reduction in its resources or the quality of services now provided to the Funds or that it will have any adverse effect on Conning's ability to fulfill its obligations to the Funds.

The Current Agreement was last approved by a vote of shareholders of the Money Market, Bond Index, Asset Allocation, S&P 500 Index, and Small-Cap Equity Funds on July 22, 1993 in connection with the initial approval of the Agreement. The Current Agreement was last approved by a vote of shareholders of the International Index and Mid-Cap Equity Funds on December 16, 1996 in connection with a change in the management of these Funds. The Current Agreement was last approved by a vote of shareholders of the Managed Equity Fund on April 28, 1997 in connection with a change in the management of the Fund. The Current Agreement was last approved by a vote of the initial shareholder of the Small-Cap Equity Fund on May 1, 1997 upon the establishment of this Fund.

The Board, including the directors who were not parties to the Current Agreement or "interested persons" of any such party (the "Independent Directors"), last approved the continuation of the Current Agreement at the Board meeting held on July 28, 1999.

At the October 27, 1999 Board meeting, the Board, including the
Independent Directors, approved unanimously the New Agreement. Further, the Board and the Independent Directors approved unanimously the submission of the New Agreement for approval by the shareholders of each Fund. Only shareholders of a Fund vote to approve the New Agreement for that Fund.

If a Fund's shareholders approve the New Agreement, it will take effect on the later of the date the Transaction closes or the date on which the shareholders of that Fund approve the New Agreement. The New Agreement will have an initial term of one year and, thereafter, will continue in effect from year to year, with respect to each Fund, provided that each such continuance is approved annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (2) by a majority of the Independent Directors.

If a Fund's shareholders should fail to approve the New Agreement, Conning will provide investment advisory services to the Fund and be reimbursed for its actual out-of-pocket costs in connection with those services until the Board and the Independent Directors approve and the Fund's shareholders approve an investment advisory agreement for the Fund with Conning or another investment adviser.

PROVISIONS OF THE NEW AGREEMENT

The provisions of the New Agreement are the same in all material respects as those of the Current Agreement. The New Agreement requires Conning to act as the investment adviser to and manager of Capital Company and, subject to the supervision of the Board, to manage the investment and reinvestment of the assets of each Fund, with full investment discretion and authority, in a manner consistent with the investment objectives, policies and restrictions of the Fund. The New Agreement also requires Conning: to perform investment research and evaluate financial data; to consult with, make recommendations to, and report regularly to the Board; and, to furnish requested information to appropriate regulatory authorities.

No advisory fees will increase for any Fund. The annual advisory fees under the New Agreement with respect to each Fund are listed in Appendix B to this Proxy Statement.

Like the Current Agreement, the New Agreement provides that Conning is not subject to liability to Capital Company for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

The New Agreement may be terminated with respect to a Fund without penalty upon sixty (60) days' written notice to Conning by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by Conning. The New Agreement terminates automatically in the event of its "assignment" (within the meaning of the Investment Company Act).

INFORMATION ABOUT CONNING

Conning is the investment adviser for each of the Funds. Conning was formed in 1982. Its address is 700 Market Street, St. Louis, Missouri 63101. Conning is a wholly owned indirect subsidiary of Conning Corporation, a publicly traded company (Nasdaq National Market, symbol "CNNG"), which is, in turn, a majority-owned indirect subsidiary of GenAmerica Corporation. As of December 31, 1998, Conning provided investment advice to 33 unaffiliated institutional accounts and to 69 affiliated institutional accounts. As of December 31, 1998, Conning had approximately $30 billion of assets under its discretionary management.

Appendix C lists the directors and principal executive officers of Conning. Appendix D lists the aggregate amount of investment advisory fees paid by each Fund to Conning during the year ended December 31, 1998. Appendix E lists the aggregate amount compensation paid by each Fund to General American, an affiliate of Conning, for serving as the Funds' Administrator during the year ended December 31, 1998.

From time to time, Conning receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Conning may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Conning may use such services for clients other than the specific Fund from which the related commissions are derived.

In addition to serving as investment adviser to Capital Company's eight Funds under the Current Agreement, Conning serves as investment adviser or sub-adviser to certain portfolios of other registered investment companies having an investment objective similar to that of Capital Company's Money Market Fund. Appendix F to this Proxy Statement lists the size of such other portfolios and the rate of Conning's compensation.

EVALUATION BY THE BOARD OF DIRECTORS

In determining whether or not to approve the New Agreement and recommend approval to shareholders, the Board of Directors, including the Independent Directors, considered various materials and representations provided by Conning.

The Directors considered the following information, among other things:
(1) Conning's representation that the same persons responsible for the Funds' management under the Current Agreement are currently expected to continue to manage the Funds under the New Agreement; (2) compensation to be received by Conning under the New Agreement being the same as the compensation paid under the Current Agreement; (3) Conning's representation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years; (4) the commonality of the provisions of the New Agreement and Current Agreement; and (5) the belief that MetLife's financial strength and commitment to the advisory business could enhance the operation of the Funds and Conning in many ways, including the ability to engage and retain high-caliber investment personnel, the ability to add investment research capabilities, the ability to provide seed money for new funds, and the ability to enhance the quality of services provided to shareholders.

Further, the Board reviewed the determinations it reached at the July 28, 1999 Board meeting relating to the Current Agreement, including:
(1) the nature and quality of the services rendered by Conning under the Current Agreement; (2) the fairness of the compensation payable to Conning under the Current Agreement; (3) the results achieved by Conning for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Conning.

Based upon its review, the Board determined that by approving the New Agreement the Funds can best be assured that Conning will provide uninterrupted advisory services. The Board also determined that the New Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, each Board of Directors unanimously approved the New Agreement and voted to recommend its approval by each Fund's shareholders.

VOTE REQUIRED

Shareholders of each Fund must separately approve the applicable New Agreement for that Fund. Approval of Proposal No. 3 by a Fund requires an affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT
DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.


                         GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

Capital Company's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy
Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

MetLife and GAMHC have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act of 1940, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act of 1940.

VOTING RIGHTS

This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in Capital Company. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of each Fund held in a separate account with respect to that particular policy or contract.

Each Fund's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on October 29, 1999 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of the Fund owned as of such Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote was:

         Money Market Fund                   12,475,288.079 shares
         Bond Index Fund                      2,925,199.598 shares
         Asset Allocation Fund                3,261,952.898 shares
         Managed Equity Fund                  1,807,599.904 shares
         S&P 500 Index Fund                  14,675,689.010 shares
         Mid-Cap Equity Fund                    391,730.185 shares
         Small-Cap Equity Fund                1,747,731.225 shares
         International Index Fund               548,971.542 shares

A majority of the outstanding shares of Capital Company or each Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.

The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

General American and affiliated insurance companies, through certain of their separate accounts, own all of the shares of each Fund and has undertaken to vote its shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions, or sub-accounts, that invest in each Fund. Each insurance company will vote the shares of a Fund for which no timely instructions are received, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting Instruction Forms that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "For" the proposal.

Voting instructions may be revoked at any time prior to close of business on December 20, 1999 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to your insurance company.

To the knowledge of management of Capital Company, as of October 31, 1999, no director of Capital Company owned 1% or more of the outstanding shares of any Fund, and the officers and directors of Capital Company own, as a group, less than 1% of the shares of each Fund.

Appendix G to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any Fund as of October 31, 1999.

EXPENSES

Conning, or an entity controlling, controlled by, or under common control with Conning, will pay the Funds' expenses in connection with the Notice, this Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

SERVICE PROVIDERS

Capital Company has no underwriter or distributor. General American, located at 700 Market Street, St. Louis, MO 63101, is Capital Company's Administrator.

SHAREHOLDER PROPOSALS

Any shareholder wishing to recommend a proposal at the annual meeting to be held in 2000 (if any) and to have such proposal included in any proxy material distributed in 2000 should notify Capital Company in writing at 700 Market Street, St. Louis, Missouri 63101 at least 90 days before
May 1, 2000.

REPORTS TO SHAREHOLDERS

Capital Company will furnish, without charge, a copy of its Annual
Report and Semi-Annual Report upon request. To request an Annual Report and a Semi-Annual Report, please call General American at (877) 882-5714.


IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


November 17, 1999
700 Market Street
St. Louis, Missouri 63101

                             APPENDIX A
                             ----------

               FORM OF INVESTMENT ADVISORY AGREEMENT
                           BY AND BETWEEN
                  GENERAL AMERICAN CAPITAL COMPANY
                AND CONNING ASSET MANAGEMENT COMPANY

                   INVESTMENT ADVISORY AGREEMENT
                   -----------------------------

INVESTMENT ADVISORY AGREEMENT made as of the _____ day of _____, [1999/2000], by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY ("Adviser"), a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Company as follows:

                   ARTICLE I - Advisory Services
                               -----------------

The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985. The Company hereby employs the Adviser to act as the investment adviser to and manager of the Company, and, subject to the supervision of the Board of Directors of the Company ("Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company ("Funds") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Company's investments, subject to the supervision of the Board.

A. Duties of Adviser.  In carrying out its obligations to manage the
   -----------------
investment and reinvestment of the assets of the Company, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

   (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund of the Company as set forth in the prospectus for the Company, as amended from time to time;

   (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund of the Company for approval, modification, or rejection by the Board;

   (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Company, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

   (d) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Company; and

   (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that variable insurance operations are being conducted in accordance with applicable laws and regulations.

B. Employment of Sub-Adviser(s).  The Adviser shall have the
   ----------------------------
authority to employ, at its expense, one or more sub-advisers. Where applicable, reference herein to the Adviser shall include any sub-advisers employed by the Adviser. Any agreement between the Adviser and any sub-adviser shall be subject to the terms for approval, renewal, termination and amendment as provided herein with respect to the Adviser, and such sub-adviser shall at all times be subject to the direction of the Adviser and the Board, and any duly constituted committee thereof, or any officer of the Company acting pursuant to like authority.

C. Limitations on Advisory Services.  The Adviser shall perform the
   --------------------------------
services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Fund of the Company as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the applicable requirements of the Internal Revenue Code of 1986, as amended.

The Company has furnished or will furnish the Adviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Company.

               ARTICLE II - Compensation of the Adviser
                            ---------------------------

A. Investment Advisory Fee.  As compensation for its services to the
   -----------------------
Company, the Adviser shall receive monthly compensation based on an annual percentage of the average daily value of the net assets of the Funds of the Company as shown below:

      S&P 500 Index Fund                     .25 Percent
      Money Market Fund                      .125 Percent
      Bond Index Fund                        .25 Percent
      Asset Allocation Fund                  .50 Percent
      Small-Cap Equity Fund                  .25 Percent

      Managed Equity Fund Assets
      --------------------------

      First $10 million                      .40%
      Next $20 million                       .30%
      Balance over $30 million               .25%

      International Index Fund Assets
      -------------------------------

      First $10 million                      .50%
      Next $10 million                       .40%

      Balance over $20 million               .30%

      Mid-Cap Equity Fund Assets
      --------------------------

      First $10 million                      .55%
      Next $10 million                       .45%

      Balance over $20 million               .40%

B. Allocation of Expenses.  The Adviser shall be responsible for
   ----------------------
payment of all expenses it may incur in performing the services set forth in Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the operations of the Company.

The Board shall determine the manner in which expenses are allocated to the Funds of the Company, and the determination of the Board shall be final and binding.

              ARTICLE III - Fund Transactions and Brokerage
                            -------------------------------

The Adviser agrees to determine the securities to be purchased or sold by each Fund of the Company, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund of the Company and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

Subject to the above requirements, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

                 ARTICLE IV - Activities of the Adviser
                              -------------------------

The services of the Adviser to the Company under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts.

Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Company.

Securities held by a Fund may also be held by separate investment accounts or other investment companies for which the Adviser may act as an adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund of the Company.

               ARTICLE V - Effectiveness of the Agreement
                           ------------------------------

This Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement), and by the Company's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund, and that implementation of any changes from prior Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

                   ARTICLE VI - Term of the Agreement
                                ---------------------

As to each Fund of the Company, this Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval.

As to each Fund of the Company, this Agreement:

   (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Adviser either by the Board or by a majority vote of those persons having voting rights in respect of the affected Fund(s) of the Company:

   (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Adviser;

   (3) may be terminated by the Adviser without payment of any penalty upon 60 days' written notice to the Secretary of the Board of the Company; and

   (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Fund or Funds affected; and
   (b) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                      ARTICLE VII - Recordkeeping
                                    -------------

The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Company as are required to be maintained pursuant to said rules. The Adviser agrees that all such records shall be the property of the Company and shall be made available, within five
(5) business days of the request, to the Company's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction. Adviser will keep any information obtained in the course of performing under this Agreement in confidence, and will not use such information for its own benefit nor disclose it except as authorized by Company or as required by regulatory authorities having jurisdiction.

                 ARTICLE VIII - Liability of the Adviser
                                ------------------------

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this
Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Adviser pursuant to this Agreement.

                       ARTICLE IX - Governing Law
                                    -------------

While this Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Investment Advisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of
(i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                            GENERAL AMERICAN CAPITAL COMPANY

                                   By:
- --------------------------------      ------------------------------
Christopher A. Martin, Secretary      Richard A. Liddy, President


                                   CONNING ASSET MANAGEMENT
Attest:                            COMPANY

                                   By:
- --------------------------------      ------------------------------
Fred M. Schpero, Secretary                                    , [Title]
                                      ------------------------

                             APPENDIX B
                             ----------

                    RATE OF COMPENSATION EARNED
                BY CONNING ASSET MANAGEMENT COMPANY
            UNDER CURRENT INVESTMENT ADVISORY AGREEMENT

For its services to the Funds, Conning charges a fee which is accrued daily against each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the Fund's net assets, are:

         S&P 500 Index Fund                  0.25 percent
         Money Market Fund                   0.125 percent
         Bond Index Fund                     0.25 percent
         Asset Allocation Fund               0.50 percent
         Small-Cap Equity Fund               0.25 percent

The fee charged the International Index Fund, the Mid-Cap Equity Fund, and the Managed Equity Fund is stated as a series of annual percentages of the average daily value of each Fund's net assets. The percentages decrease with respect to a Fund's assets above certain amounts, as follows:

FUND                             ASSETS                              PERCENTAGE
- ----                             ------                              ----------
International Index              First $10 million                   0.50 percent
Fund                             Next $10 million                    0.40 percent
                                 Balance over $20 million            0.30 percent

Mid-Cap Equity Fund              First $10 million                   0.55 percent
                                 Next $10 million                    0.45 percent
                                 Balance over $20 million            0.40 percent


Managed Equity Fund              First $10 million                   0.40 percent
                                 Next $20 million                    0.30 percent
                                 Balance over $30 million            0.25 percent

                                B-1

                                       APPENDIX C
                                       ----------

                         DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER
                            OF CONNING ASSET MANAGEMENT COMPANY
                                 Position with
                                 Conning Asset
Name and Address<F*>             Management Company                  Principal Occupation
- --------------------             ------------------                  --------------------
John B. Clinton                  Executive Vice President            Executive Vice President of
                                                                     Conning Corporation;
                                                                     Executive Vice President of
                                                                     Conning & Company

Michael D. McLellan              Executive Vice President            Executive Vice President of
                                                                     Conning Corporation;
                                                                     Director and President of
                                                                     Red Oak Realty and White
                                                                     Oak Realty Company;
                                                                     Director of Conning
                                                                     Mortgage Investment Trust,
                                                                     Inc.

Donald L. McDonald               Director, Executive Vice            Executive Vice President of
                                 President and Chief Investment      Conning Corporation and
                                 Officer                             Conning & Company

Thomas D. Sargent                Executive Vice President            Executive Vice President of
                                                                     Conning Corporation;
                                                                     Executive Vice President of
                                                                     Conning & Company

Fred M. Schpero                  Director, Senior                    Senior Vice President and
                                 Vice President                      Chief Financial Officer of
                                 and Chief                           Conning Corporation; Senior
                                 Financial Officer                   Vice President, Secretary,
                                                                     CFO, and Director of
                                                                     Conning, Inc., and Conning
                                                                     & Company; Director of
                                                                     Conning Mortgage Investment
                                                                     Trust, Inc.

- -----------------
<F*> The address of Messrs. McLellan and Schpero is 700 Market Street, St. Louis, MO 63101.  The
address of Messrs. Clinton, McDonald, and Sargent is CityPlace II, 185 Asylum St., Hartford, CT
06103.

                                C-1

                        APPENDIX D
                        ----------

         AGGREGATE AMOUNT OF INVESTMENT ADVISORY FEE
   CHARGED TO EACH FUND OF GENERAL AMERICAN CAPITAL COMPANY
            BY CONNING ASSET MANAGEMENT COMPANY
          DURING THE YEAR ENDED DECEMBER 31, 1998


      Money Market Fund                     $  258,922
      Bond Index Fund                          150,887
      Asset Allocation Fund                    565,993
      Managed Equity Fund                      172,210
      S&P 500 Index Fund                     1,484,539
      Mid-Cap Equity Fund                       42,637
      Small-Cap Equity Fund                    193,191
      International Index Fund                  48,268

                        APPENDIX E
                        ----------

          AGGREGATE AMOUNT OF COMPENSATION EARNED
     FROM EACH FUND OF GENERAL AMERICAN CAPITAL COMPANY
        BY GENERAL AMERICAN LIFE INSURANCE COMPANY
            UNDER MANAGEMENT SERVICES AGREEMENT
          DURING THE YEAR ENDED DECEMBER 31, 1998


      Money Market Fund                      $ 165,709
      Bond Index Fund                           30,177
      Asset Allocation Fund                    113,198
      Managed Equity Fund                       58,884
      S&P 500 Index Fund                       296,908
      Mid-Cap Equity Fund                        7,752
      Small-Cap Equity Fund                     38,638
      International Index Fund                  29,027

                        APPENDIX F
                        ----------

      OTHER REGISTERED INVESTMENT COMPANY PORTFOLIOS,
 ADVISED OR SUBADVISED BY CONNING, WITH INVESTMENT OBJECTIVE
      SIMILAR TO CAPITAL COMPANY'S MONEY MARKET FUND

Name of Company                                                          Conning's Rate of
 and Portfolio             Conning's Role           Asset Size             Compensation
 -------------             --------------           ----------             ------------
Sage Life Insurance Trust
- -- Money Market Fund       Sub-Adviser           $  2,064,609.41              0.15%
                                                                             per year

Mercantile Funds, Inc. --
Conning Money Market       Sub-Adviser           $220,563,910.49              0.15%
Portfolio                                                                    per year

                        APPENDIX G
                        ----------

        BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT
            OF THE SERIES OF SHARES ISSUED BY
             GENERAL AMERICAN CAPITAL COMPANY
                WITH RESPECT TO EACH FUND


As of October 29, 1999, to the knowledge of Capital Company management, no person owned beneficially more than five percent (5%) of the outstanding shares of any series of Capital Company's common stock, except as indicated below:


Fund                    Name and Address<F*>           Number of Shares               Percentage of Series
- ----                    --------------------           ----------------               --------------------
S&P 500 Index Fund      General American Life          14,675,689.010                 100.00%
                        Insurance Company

Money Market Fund       General American Life           7,431,706.978                  59.57%
                        Insurance Company
                        Security Equity Life            2,731,137.331                  21.89%
                        Insurance Company
                        Cova Financial Services         2,209,338.429                  17.71%
                        Life Insurance Company

Bond Index Fund         General American Life           2,925,199.598                 100.00%
                        Insurance Company

Managed Equity Fund     General American Life           1,807,599.904                 100.00%
                        Insurance Company

Asset Allocation Fund   General American Life           2,663,681.092                  81.66%
                        Insurance Company
                        RGA Reinsurance Company           598,271.806                  18.34%

International Index     General American Life             548,971.542                 100.00%
Fund                    Insurance Company

Mid-Cap Equity Fund     General American Life             391,730.185                 100.00%
                        Insurance Company

Small-Cap Equity Fund   General American Life           1,747,731.225                 100.00%
                        Insurance Company

                            G-1


<F*> Addresses:

     General American Life Insurance Company
     700 Market Street
     St. Louis, Missouri 63101

     Security Equity Life Insurance Company
     84 Business Park Drive, Suite 303
     Armonk, New York 10504

     Cova Financial Services Life Insurance Company
     One Tower Lane Suite 3000
     Oakbrook Terrace, Illinois 60181-4644

     RGA Reinsurance Company
     1370 Timberlake Manor Parkway
     Chesterfield, Missouri 63017


GENERAL AMERICAN CAPITAL COMPANY    VOTING INSTRUCTIONS SOLICITED FOR AN ANNUAL
                                    MEETING OF SHAREHOLDERS ON DECEMBER 23, 1999

Name of policy/contract holder
Address
City, ST  00000

     Your policy or contract (no. ________) entitles you to give voting instructions as to the following numbers of shares of General American Capital Company ("Capital Company"):

Money Market Fund          XXX.XXX     S&P 500 Index Fund            XXX.XXX
Bond Index Fund            XXX.XXX     Mid-Cap Equity Fund           XXX.XXX
Asset Allocation Fund      XXX.XXX     Small-Cap Equity Fund         XXX.XXX
Managed Equity Fund        XXX.XXX     International Index Fund      XXX.XXX

     PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil; do not use red ink. Voting instructions must be received by ___________________ Insurance Company no later than Monday, December 20, 1999 at 5:00 p.m. local time to be included in the tally of timely voting instructions.

     I hereby instruct _________________ Insurance Company to vote the shares of Capital Company as to which I am entitled to give instructions at an annual meeting of the shareholders of Capital Company (the "Meeting") to be held at the home office of GenAmerica Corporation, located at 700 Market Street, St. Louis, Missouri 63101, on Thursday, December 23, 1999 at 10:00 a.m. Central Time, and at any adjournment thereof, in the manner directed below.

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated November 17, 1999, which describes each of the proposals to be presented at the Meeting.

     THE BOARD OF DIRECTORS OF CAPITAL COMPANY RECOMMENDS A VOTE FOR
                                                                 ---
EACH PROPOSAL. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AS TO ANY PROPOSAL, THIS INSTRUCTION WILL BE VOTED "FOR" THAT PROPOSAL.

1.   To elect the following nominees as directors of Capital
     Company:
                                                                  Withhold
                                                        For      Authority
                                                        ---      ---------
     Theodore M. Armstrong      (three-year term)       [ ]         [ ]
     Alan C. Henderson          (two-year term)         [ ]         [ ]
     Richard A. Liddy           (one-year term)         [ ]         [ ]
     Harry E. Rich              (three-year term)       [ ]         [ ]

2.   To ratify or reject the contingent selection of Deloitte
     & Touche LLP as independent auditors of Capital Company
     for the year ending December 31, 2000.
                                             For      Against     Abstain
                                             ---      -------     -------
                                             [ ]        [ ]         [ ]

3.   To approve or disapprove a new Investment Advisory
     Agreement between Capital Company and Conning Asset
     Management Company with respect to the following Funds:
                                             For      Against     Abstain
                                             ---      -------     -------
     Money Market Fund                       [ ]        [ ]         [ ]
     Bond Index Fund                         [ ]        [ ]         [ ]
     Asset Allocation Fund                   [ ]        [ ]         [ ]
     Managed Equity Fund                     [ ]        [ ]         [ ]
     S&P 500 Index Fund                      [ ]        [ ]         [ ]
     Mid-Cap Equity Fund                     [ ]        [ ]         [ ]
     Small-Cap Equity Fund                   [ ]        [ ]         [ ]
     International Index Fund                [ ]        [ ]         [ ]

     (Please record your vote on Proposal #3 for those Funds as to which you are entitled to give instructions.)

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


Date:
     ------------------------        --------------------------------
                                     Policy/Contract Holder Signature

     Signature should be exactly as the policy/contract holder's name appears atop this Form. If a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) is signing this Form on behalf of the policy/contract holder, the fiduciary's signature must be followed by his or her full title.

     These voting instructions may be revoked by arranging for later-dated signed voting instructions to be received by
                                                  -------------------
Insurance Company no later than Monday, December 20, 1999 at 5:00 p.m.
local time.